Exhibit 99.1

TuSimple and Aeva Partner to Deploy 4D LiDAR for Autonomous Trucking

●	Collaboration Strengthens TuSimple’s Self-Driving Capabilities on Path to Production

●	Aeva 4D LiDAR is the first sensing solution to provide velocity measurement combined with high range performance at silicon chip scale

●	Aeva remains on track to complete its business combination with InterPrivate Acquisition Corp. (NYSE: IPV) in the first quarter of 2021.

Mountain View, CA, Jan 26, 2021 – Aeva Inc. (“Aeva” or the “Company”), a leader in next generation sensing and perception systems, today announced a partnership with TuSimple, a global self-driving technology company, to deploy Aeva 4D LiDAR on TuSimple’s self-driving trucks. TuSimple is in a global partnership with VW’s TRATON Group to develop an autonomous system for heavy-duty trucks and is co-developing Level 4 self-driving trucks with Navistar, targeting production in 2024. TuSimple and Aeva have been working together using Aeva 4D LiDAR on the roads since 2019.

Aeva 4D LiDAR is the leading Frequency Modulated Continuous Wave (FMCW) technology to enable automated driving for series production. With its unique ability to measure instantaneous velocity for each pixel, long range performance at high resolutions, while being free from LiDAR or sunlight interference, Aeva’s 4D LiDAR is built from the ground up at silicon scale for mass market applications.

“TuSimple is a leader in automated trucking, and tapping Aeva 4D LiDAR is a vote of confidence in the unique capabilities and scalability of our solutions, which are crucial to commercializing self-driving trucks on the roads,” said Soroush Salehian, Co-Founder and CEO at Aeva. “We look forward to working alongside TuSimple as we bring our products to series production for trucking applications.”

“Aeva’s 4D LiDAR solution provides a unique ability to measure instant velocity along with distance, and at longer ranges, which when combined with the other sensors in our technology stack, provides complementary capabilities to our autonomous system,” said Chuck Price, Chief Product Officer at TuSimple. “Aeva shares our strict standards for safety and reliability, making them a great partner for our LiDAR solutions.”

Aeva is engaged with 30 of the top OEM and automotive industry players in the advanced driver assistance and autonomous driving industries, has received strategic investments from Porsche SE, the majority shareholder of VW Group, and has relationships with some of the largest Tier 1 automotive suppliers, including the German Tier 1 ZF, and the Japanese Tier 1 Denso.

Aeva remains on track to complete its previously announced business combination agreement with InterPrivate Acquisition Corp (NYSE: IPV), a publicly traded special purpose acquisition company, in the first quarter of 2021. The business combination is expected to provide up to $563M in gross proceeds. The combined company is expected to be listed on the New York Stock Exchange under the ticker symbol, “AEVA”.

About Aeva

Founded in 2017 by former Apple engineers Soroush Salehian and Mina Rezk, and led by a multidisciplinary team of engineers and operators, Aeva is building the next-generation of sensing and perception for autonomous vehicles and beyond. Aeva is backed by Adage Capital, Porsche SE, Lux Capital and Canaan Partners, amongst others. For more information, visit www.aeva.com.

About InterPrivate Acquisition Corp.

InterPrivate is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. InterPrivate is controlled by affiliates of Ahmed M. Fattouh, Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh that invests on behalf of a consortium of family offices in partnership with independent sponsors from the private equity and venture capital industries. InterPrivate focused its efforts on evaluating business combination targets by leveraging InterPrivate’s network of independent sponsors, family offices and private equity and venture capital firms. InterPrivate is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Aeva and InterPrivate, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Aeva and the markets in which it operates, and Aeva’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of InterPrivate’s securities, (ii) the risk that the transaction may not be completed by InterPrivate’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by InterPrivate, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of InterPrivate and Aeva, the satisfaction of the minimum trust account amount following redemptions by InterPrivate’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Aeva’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Aeva and potential difficulties in Aeva employee retention as a result of the proposed transaction, (viii) the outcome of legal proceedings instituted against Aeva or against InterPrivate related to the business combination agreement or the proposed transaction, (ix) the ability to maintain the listing of InterPrivate’s securities on the New York Stock Exchange, (x) the price of InterPrivate’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Aeva plans to operate, variations in performance across competitors, changes in laws and regulations affecting Aeva’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Aeva operates, (xiii) the risk that Aeva and its current and future collaborators are unable to successfully develop and commercialize Aeva’s products or services, or experience significant delays in doing so, (xiv) the risk that Aeva may never achieve or sustain profitability; (xv) the risk that Aeva will need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Aeva’s products and services, (xix) the risk that Aeva is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on the New York Stock Exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of InterPrivate’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed below and other documents filed by InterPrivate from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva and InterPrivate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Aeva nor InterPrivate gives any assurance that either Aeva or InterPrivate will achieve its expectations.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Aeva and InterPrivate. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. InterPrivate filed a registration statement on Form S-4 with the SEC on December 3, 2020, which included a proxy statement of InterPrivate, a consent solicitation statement of Aeva and a prospectus of InterPrivate. The proxy statement/consent solicitation statement/prospectus will be sent to all InterPrivate and Aeva stockholders. InterPrivate also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of InterPrivate and Aeva are urged to read the registration statement, the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by InterPrivate through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by InterPrivate may be obtained free of charge from InterPrivate’s website at https://ipvspac.com/ or by written request to InterPrivate at InterPrivate Acquisition Corp., 1350 Avenue of the Americas, New York, NY 10019.

Participants in the Solicitation

InterPrivate and Aeva and their respective directors and officers may be deemed to be participants in the solicitation of proxies from InterPrivate’s stockholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

Press Contacts

Investors:
Andrew Fung
investors@aeva.ai

Media:

Michelle Chang
press@aeva.ai

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